RBC Capital Markets Financial Institutions Conference 2017 Greg D. Carmichael President & Chief Executive Officer March 7, 2017 Exhibit 99.1

©
Fifth Third Bank | All Rights Reserved
Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22)
effects of accounting or financial results of one or more
acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv
Holding, LLC; (24) loss of income from any sale or
potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity;
net interest margin (FTE); net interest income (FTE); adjusted noninterest income excluding mortgage banking net revenue; and adjusted noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking non-GAAP measures.

©
Fifth Third Bank | All Rights Reserved
•
$142B Total Assets (#13)
1
•
$93B Total Loans
2
-
61% Commercial
-
39% Consumer
•
$101B Core Deposits
•
$31B AUM
•
128% LCR
•
CET 1: 10.4%
1
SNL
Financial;
regulatory
filing
as
of
4Q16,
2
2016
10-K;
EOP
loans
including
loans
HFS
3
EY
2016
Cash
Management
Services
Surveys,
4
Oliver
Wyman
2016
Survey
of
Consumers,
5
The
2015
Monitor
Top
Bank
50
&
Technology
Issue,
6
Ponemon
Institute
12
th
annual
Privacy
Trust
Study
for
Retail
Banking,
7
University
of
Michigan
American
Customer
Satisfaction
(ASCI)
Index,
8
Mitek
2016
Mobile
Deposits
Benchmark
Report,
and
9
FDIC
2016
Summary
of
Deposits;
ranking
by
MSA
Well-positioned franchise and focused footprint
In footprint markets
National commercial hub cities
4Q16 Bancorp Overview
#10
Equipment Finance
5
Treasury Management
3
#7
#9
Commercial & Industrial
Lending
#9
Retail Bank
4
Franchise Rankings
#2
-
Most
Trusted
Companies
for
Retail
Banking
#4 -
Mobile Deposit Customer
Experience Rankings
#3 -
Banking Industry Customer
Satisfaction Rating
Top
5
deposit
share
in
11
of
our
15
largest
markets
6
7
8
9
1

©
Fifth Third Bank | All Rights Reserved
Fintech is in our DNA
1973
FITB enters the fintech
space with its payments
processing business
Midwest Payment
Systems (MPS)
1980’s
Money transfer
volume exceeds
telegraph service
for the first time,
Fifth Third joins
SWIFT
2009
Fifth Third sold
51% of FTPS,
remaining invested
in the business,
later rebranded as
Vantiv
1977
Fifth Third
introduced an
online automated
teller system –
JEANIE® –
the first
shared ATM network
in the United States
2003
MPS is rebranded
as Fifth Third
Processing
Solutions (FTPS)
1990’s
Fifth Third launches a
debit card program, the
Master Money card  for
processing online credit
card sales
2004
Check 21 -
Fifth Third takes
an industry leadership
position by enabling the back
office for check image
capture and is one of the
initial owner banks of the
SVPCO Image Exchange
Network
2017
Partnership with
leading fintech venture
capital firm QED
Investors
2007
Fifth Third
evolved the
“smart safe”
technology with
the first
provisional
credit offering
2016
Partnerships and strategic
investments with GreenSky,
ApplePie,
AvidXchange,
Transactis, and Zelle
1970
FITB becomes a
member of the
association National
BankAmericard Inc.,
which later becomes
Visa

©
Fifth Third Bank | All Rights Reserved
The economic backdrop is more positive
•
The unemployment rate remains low and economic indicators are positive
We are benefiting from higher interest rates
The Fed has indicated the need to possibly accelerate tightening
•
The government is expected to take steps that should be positive for banks
Overall: Potential tax breaks and fiscal stimulus related to infrastructure and defense spending
Banking: Fiduciary rule, CFPB, regulatory relief, additional Fed rate hikes
•
But there is still some uncertainty
Source: Bloomberg; data as of 03/1/2017
9.4%
16.7%
9.8%
4.8%
0.44
1.23
2.16
0.81
2.10
2.69
1ML
3ML
6ML
12ML
2YS
3YS
4YS
5YS
7YS
10YS
15YS
20YS
30YS
3/1/2016
3/1/2017
Interest rates have risen
Fed funds rate 2017 expectations
continue to increase
Overall strong employment numbers
98%
85%
55%
1+
2+
3+
9/30/2016
11/30/2016
12/31/2016
3/1/2017
2017
2016
2015
2014
2013
2012
2011
2010
Unemployment
Underemployment

©
Fifth Third Bank | All Rights Reserved
Our strong balance sheet is allowing us to
capitalize on opportunities
•
Strong capital ratios; CET1 up 57 bps since the end of 2015
•
Balanced interest rate risk profile well-positioned to benefit from rising rate environment
•
Vantiv ownership with sizeable unrecognized value
•
Continue to reduce auto exposure with balances down $1.5 billion since 2015
•
Our criticized asset ratio improved 154 bps in 2016; lowest level since Q3 2007
•
Growing loans that meet return hurdles while maintaining credit discipline
1
SNL Financial; regulatory filing as of 4Q16,
2
Peer 4Q16 earnings releases
1
1
Also have additional upside potential from
unrecognized Vantiv ownership
ZION
PNC
BBT
RF
MTB
FITB
CFG
CMA
USB
KEY
HBAN
STI
Common Equity Tier 1 Ratio
Tier 1 Ratio
0%
2%
4%
6%
8%
10%
12%
14%
3%
4%
5%
6%
7%
8%
9%
10%
11%
2012
2013
2014
2015
2016
Criticized assets as a percentage of total commercial
loans
-15%
-10%
-5%
0%
5%
10%
15%
20%
HBAN
PNC
STI
RF
CFG
BBT
FITB
Change in auto loan balances (4Q16 vs. 4Q15)
Balanced capital ratios while still
deploying capital to shareholders
Our criticized assets have continued
to decline
Auto loans have declined relative to
peers due to strategic positioning
2

©
Fifth Third Bank | All Rights Reserved
•
Generating positive operating leverage is a top priority in 2017
•
NorthStar long-term financial targets:
ROTCE
1
: 12% -
14%
ROA: 1.1% -
1.3%
Efficiency ratio: < 60%
•
We plan to achieve our profitability targets regardless of the interest rate environment
•
We took a number of actions in 2016 to improve profitability
We are committed to improved profitability
•
Black Knight mortgage loan
operating system
•
Operations automation
•
Omni-channel strategies
•
Branch closures and
consolidations
•
Re-design of commercial
client experience
•
Contract renegotiations
•
Launch of new credit card
products
•
Non-branch rationalization
and workspace management
1
Forward-looking Non-GAAP measure: See cautionary statement on slide 2 of the presentation and page 32 of the 4Q16 earnings release for use of certain forward-looking non-GAAP measures
NorthStar
strategies implemented or initiated in 2016

©
Fifth Third Bank | All Rights Reserved
1
Optimizing the
balance sheet
2
Driving fee
income growth
3
Strategic
expense
management
Consumer
Payments
Commercial
Wealth & Asset
4
Positive
operating
leverage from
the core
Personal lending
GreenSky
partnership
Credit card
Advanced analytics
capabilities
Wholesale
payments
Industry-focused
commerce solutions
Capital markets
FRM ‘2020’; Advisory
Insurance
P&C, employee benefits
Commercial
relationships
Middle market, industry
verticals, specialty
lending expansion
Wealth advisory
Expanding distribution
(M&A, digital) &
retirement offerings
Strategic expense programs
Real Estate: Branch network optimization, corporate facilities
IT & Ops: Intelligent automation, workforce management, network infrastructure & sourcing optimization
Credit: End-to-end credit process redesign
Consumer
households
Omni-channel
capabilities
Continuous focus on core operating leverage and prior years’ initiatives
Mortgage
LOS replacement &
channel expansion
Exiting assets that do not meet our risk-return profile
NorthStar initiatives

The investment
•
Integrated new lead management platform in late 2016
•
Implement new LOS
•
Home equity process modernization
•
Workflow optimization and a fully digitized customer experience
Target outcomes
•
Industry leading experience
•
Channel, product, and geographic expansion with profitable market share increase
•
Configurable and integrated workflow to reduce fulfillment costs by 10%-15% with cycle time reduction
•
Integrated risk management and controls
Financial impact
•
Pre-tax income benefit: $10-$12 million in 2018; $25-$30 million in 2019; $55-$60 million in 2020
•
After-tax internal rate of return: 70%-80%
Mortgage loan origination system (LOS)
Clear path to implementation
Empower -
retail &
direct
Empower -
home equity
Lead management
platform
Lending space -
correspondent
2016
2017
2018
2019
Partner
selection
Implement
Pilot &
rollout
Integration
to empower
Configuration & testing
Pilot
Rollout
Configuration & testing
Pilot
Rollout
Implement
Workflow optimization and  fully digitized customer experience
Workflow optimization and fully digitized customer experience
Pilot &
rollout
Workflow optimization and
fully digitized customer experience
©
Fifth Third Bank | All Rights Reserved

©
Fifth Third Bank | All Rights Reserved

Digitize branch operations
•
Digitize 40 million signatures annually
•
Digital acceptance of disclosures & terms
•
Preventative compliance controls
Electronic signature
Platform branch scanning
•
Digitize 10 million documents annually
•
Reduce transportation & operations
costs
Self service transactions
•
Digitizing basic transactions
•
Driven by customers’ channel preference
•
Digitize 650 million pieces of paper annually
•
Improve customer experience
•
Reduce transportation & operations costs
Teller automation
Benefits & financial impact
•
$10 million annual pre-tax
benefit
•
~700 million pages digitized
Platform
branch
scanning
Self service
transactions
Teller automation
Electronic
signature

©
Fifth Third Bank | All Rights Reserved
$0.3 billion / 0.5% growth
$56.2
$1.5
$2.0
$3.8
$56.5
Balance sheet optimization
Objective
•
Redeploy capital from portfolios that do
not fit our strategy/return/credit profile to
strategic segments
Impact of 2016 actions
Continued focus on optimization and investment in strategic segments
Expect to exit another $1.5 billion of loans
2017 focus:
•
Exited $1.5 billion of loans with
low-mid single digit ROEs or in
non-strategic segments
Strategy/
return-
related
exits
Credit-
related
exits
Strategic
growth
•
Exited $2.0 billion of loans
•
Drove ~100 bps of 154 bps
improvement in criticized loans
•
Loans exited charge-off at ~3-4x
the rate of overall portfolio
•
Redeployed $3.8 billion to enable
~7% growth of industry verticals
and specialty products
Commercial loan & lease balances
($ billions)
1
Represents balances from Fifth Third’s Commercial line of business on an end of period basis, including HFS loans
Strategy/
return –
related exits
2015
Credit –
related exits
Strategic
growth
2016
1

©
Fifth Third Bank | All Rights Reserved
Targeting growth in
strategic areas within
risk appetite
Committed to higher
profitability and
attractive returns relative
to peer-group
Well-positioned to
achieve long-term
targets under various
economic conditions
In summary
Will create additional
shareholder value
Growth
Profitability
Stability

13 © Fifth Third Bancorp | All Rights Reserved Appendix

©
Fifth Third Bank | All Rights Reserved
•
Adjusted
1
NII of $925 million, up $12 million
sequentially; adjusted
1
NIM of 2.91%, up 3 bps
sequentially
Reported NII decreased $4 million vs. 3Q16; NIM
(FTE) decreased 2 bps to 2.86%
1
vs. 3Q16
•
Adjusted
1
noninterest income up 2% vs. 3Q16
Reported noninterest income down 26% vs. 3Q16
primarily driven by Vantiv-related items
•
Tightly-managed operating expenses; adjusted
1
noninterest expenses down 2% vs. 3Q16
Reported noninterest expenses down 1% vs. 3Q16
•
Improving charge-offs and criticized assets;
commercial full year NCO ratio at 15 year low
•
Executing on North Star initiatives
•
Overall solid credit quality in-line with expectations
Fourth quarter 2016
Diluted EPS
$0.49
Included $0.01 net positive
impact for certain items
Net income
$395 million
Fourth quarter 2016
highlights
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
21
and
22
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
4Q16
earnings
release
2
See page 15 of the presentation for impact of certain items
Full year 2016
Diluted EPS
$1.93
Net Income
$1.6 billion
2

©
Fifth Third Bank | All Rights Reserved
Pre-tax items included in 4Q16 results
had a net positive $0.01 EPS impact:
–
A $16 million pre-tax (~$10 million
after-tax
) reduction to net interest
income for refunds offered to
certain card customers
–
A $9 million pre-tax (~$6 million
after-tax
) gain from the net
exercise of the Vantiv warrant
–
A $6 million pre-tax (~$4 million
after-tax
) benefit related to the
valuation of the Visa total return
swap
–
A $6 million tax benefit from the
early adoption of an accounting
standard
Credit trends
–
NCO ratio of 31 bps; down 14
bps
vs. 3Q16
–
Portfolio NPA ratio of 80 bps; up 5
bps vs. 3Q16
4Q16 in review
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
21
and
22
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
4Q16
earnings
release
2
Assumes a 35% tax rate
($ millions)
4Q16
Seq.
YOY
Average Balances
Loans & leases
(ex. HFS)
$92,964
(1%)
(1%)
Core deposits
$100,949
2%
1%
Income Statement Data
Net interest income
$903
-
-
Taxable equivalent adjustment
6
-
20%
Net interest income (taxable equivalent)
909
-
1%
Provision for loan and lease losses
54
(33%)
(41%)
Noninterest income
620
(26%)
(44%)
Noninterest expense
960
(1%)
-
Net income attributable to Bancorp
$395
(23%)
(40%)
Net income available to common
shareholders
$372
(26%)
(41%)
Financial Ratios
Earnings per share, diluted
0.49
(25%)
(38%)
Net interest margin (FTE)
2.86%
(2bps)
1bp
Efficiency ratio (FTE)
62.8%
730bps
1480bps
Return on average assets
1.11%
(33bps)
(72bps)
Return on average common equity
9.7%
(310bps)
(750bps)
Return on average tangible common equity
11.6%
(360bps)
(900bps)
Tangible book value per share
$16.60
(4%)
8%
1
1
1
1
2
2
2
2

©
Fifth Third Bank | All Rights Reserved
PPNR and efficiency ratio trends
1
1
Non-GAAP measures: See Reg
G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on page 32 of the 4Q16 earnings release
2
Prior quarters include similar adjustments
•
Adjusted PPNR up 7% vs. 3Q16 driven by:
Improvements in NII, noninterest income and
noninterest expense resulted in ~200 bps decline in
adjusted efficiency ratio
•
Adjusted PPNR up 1% YoY
Improvement in NII and flat expenses, partially offset
by lower noninterest income resulted in ~20 bps
decline in adjusted efficiency ratio
$576
$516
$539
$543
$582
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
4Q15
1Q16
2Q16
3Q16
4Q16
PPNR trend
($ millions)
48.0%
63.8%
65.3%
55.5%
62.8%
62.2%
65.3%
64.3%
64.0%
62.0%
4Q15
1Q16
2Q16
3Q16
4Q16
Efficiency ratio
Efficiency Ratio
Adjusted Efficiency Ratio
Adjusted PPNR
Reported PPNR
($ in millions)
4Q15
1Q16
2Q16
3Q16
4Q16
Net interest income (FTE)
$904
$909
$908
$913
$909
Add: Noninterest income
1,104
637
599
840
620
Less: Noninterest expense
963
986
983
973
960
Pre-provision net revenue
$1,045
$560
$524
$780
$569
Adjustments to remove (benefit) / detriment
:
2
In net interest income:
Bankcard refunds
-
-
-
-
16
In noninterest income:
Gain on sale of Vantiv shares
(331)
-
-
-
-
Gain on Vantiv warrant actions
(89)
-
-
-
(9)
Vantiv TRA settlement payment
(49)
-
-
-
-
Gain from termination and settlement of Vantiv TRA
-
-
-
(280)
-
Gain on sale from the sale of a non-branch facility
-
-
-
(11)
-
Branch and land valuation adjustments
-
-
-
28
-
Valuation of 2009 Visa total return swap
10
(1)
50
12
(6)
Transfer of nonconforming investments under Volcker to HFS
-
-
-
9
-
Vantiv warrant valuation
(21)
(47)
(19)
2
-
Gain on sale of certain branches
-
(8)
(11)
-
-
Gain on sale of the agented bankcard loan portfolio
-
-
(11)
-
-
Securities (gains) / losses
(1)
(3)
(6)
(4)
3
In noninterest expense:
Contribution to Fifth Third Foundation
10
-
-
3
5
Severance expense
2
15
3
4
4
Retirement eligibility changes
-
-
9
-
-
Adjusted PPNR
$576
$516
$539
$543
$582
PPNR reconciliation

©
Fifth Third Bank | All Rights Reserved
Strong liquidity profile
1
Available and contingent borrowing capacity (4Q16):
–
FHLB ~$10.8B available, ~$14.7B total
–
Federal Reserve ~$31.5B
Holding Company:
Modified LCR of 128%
Holding Company cash at 12/31/16: $2.4B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
$500MM maturity in 1Q17
Bank Entity:
$250MM of debt matured in 4Q16
The Bank did not issue any additional debt in 4Q16
2017 Funding Plans:
The $650MM debt maturity at the Bank will take place in 2Q17
Fifth Third would not be required to replace 2017 debt maturities to maintain our current senior debt ratings under the Moody’s LGF methodology
Any additional debt issuance in 2017 would result from general balance sheet management and prudent liquidity risk management
S-T
wholesale
5%
$500
$500
$500
$1,100
$2,312
2017
2018
2019
2020
2021
2022 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
Holding company unsecured debt maturities
($ millions)
$650
$1,850
$2,600
$2,100
$750
2017
2018
2019
2020
2021
2022 on
Bank unsecured debt maturities
($
millions –
excl. Retail Brokered & Institutional CDs)
Demand
25%
Interest
checking
19%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
3%
Other
liabilities
3%
Equity
11%
L-T debt
10%
Heavily core funded as of 12/31/2016

©
Fifth Third Bank | All Rights Reserved
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans
1
Data as of 12/31/16
1
Includes HFS Loans & Leases
2
Fifth Third had $4.48B 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed
3
Fifth
Third
had
$3.46B
3ML
receive-fix
swaps
outstanding
against
long-term
debt,
which
are
being
included
in
floating,
long-term
debt
with
swaps
outstanding
reflected
at
fair
value
•
Fixed: $14.0B
1, 2
•
Float: $42.5B
1, 2
•
1ML based: 62%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 4% (of total commercial)
•
Weighted avg. life: 1.65 years
•
50% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.17%
•
Duration: 4.9 years
•
Net unrealized pre-tax gain: $159MM
•
99% AFS
•
Fixed: $25.1B
1
•
Float: $11.3B
1
•
12ML based: 3%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted avg. life: 3.76 years
•
Auto weighted avg. life: 1.39 years
Long-term
Debt
3
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
/Other
78% Fix  /  28% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
2% Fix  /  98% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
88% Fix  /  12% Float
Auto
99% Fix  /  1% Float
8% Fix  /  92% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed: $10.3B
3
•
Float: $4.0B
3
•
1ML based: <1% (of total long term debt)
•
3ML based: 28%  (of total long term debt)
•
Weighted avg. life: 4.38 years
Senior Debt
76% Fix  /  24% Float
Sub Debt
55% Fix  /  45% Float
97% Fix  /  3% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
21%
43%
28%
2%
6%
74%
12%
7%
7%
34%
46%
20%
<1%
1%
64%
27%
8%

©
Fifth Third Bank | All Rights Reserved
Interest rate risk management
Data as of 12/31/16
1
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2
Re-pricing
percentage
or
“beta”
is
the
estimated
change
in
yield
over
12
months
as
a
result
of
a
shock
or
ramp
100
bps
parallel
shift
in
the
yield
curve
•
NII benefits from asset rate reset in a rising rate environment
–
58% of total loans are floating rate considering impacts of interest rate swaps (75% of total commercial and
31% of total consumer)
–
Investment portfolio duration of 4.9 years
–
Short-term borrowings represent approximately 18% of total wholesale funding, or 3% of total funding
–
Approximately $12 billion in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 –
2006 Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5 billion (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 Shock
Change in Interest Rates (bps)
+100 Shock
+200 Ramp over 12 months
1.88%
6.78%
(4.00%)
+25 Shock
+100 Ramp over 12 months
1.13%
4.32%
-
-75 Shock
-75 Ramp over 6 months
(5.77%)
(10.62%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
+200 Ramp over 12 months
1.61%
6.24%
2.15%
+200 Ramp over 12 months
(1.56%)
(0.10%)
5.32%
13.66%
+100 Ramp over 12 months
1.00%
4.05%
1.27%
+100 Ramp over 12 months
(0.59%)
0.88%
2.85%
7.76%
7.31%
4.58%
-
Estimated NII Sensitivity with Demand Deposit Balance Changes
% Change in NII (FTE)
(12.00%)
% Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
13-24
Months
(4.96%)
-
-
-
Estimated NII Sensivity with Deposit Beta Changes
(2.00%)
(6.00%)
(0.36%)
-
(0.14%)
12
Months
13-24
Months
12
Months
13-24
Months
Estimated NII Sensitivity Profile and ALCO Policy Limits
Estimated EVE Sensitivity Profile and ALCO Policy Limits
% Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit

20 © Fifth Third Bank | All Rights Reserved Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale

©
Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the 4Q16 earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
December
September
June
March
December
2016
2016
2016
2016
2015
Net interest income (U.S. GAAP)
$903
$907
$902
$903
$899
Add:
Noninterest income
620

840

599

637

1,104

Less:
Noninterest expense
(960)

(973)

(983)

(986)

(963)

Pre-provision net revenue
$563
$774
$518
$554
$1,040
Net income available to common shareholders (U.S. GAAP)
$372
$501
$305
$311
$634
Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders
$372
$501
$305
$311
$634
Tangible net income available to common shareholders (annualized) (a)
$1,480
$1,993
$1,227
$1,251
$2,515
Average Bancorp shareholders' equity (U.S. GAAP)
$16,545
$16,883
$16,584
$16,376
$15,982
Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Average tangible common equity (b)
$12,788
$13,126
$12,826
$12,617
$12,222
Total Bancorp shareholders' equity (U.S. GAAP)
$16,205
$16,776
$16,726
$16,323
$15,839
Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Tangible common equity, including unrealized gains / losses (c)
$12,448
$13,019
$12,968
$12,564
$12,079
Less: Accumulated other comprehensive income
(59)

(755)

(889)

(684)

(197)

Tangible common equity, excluding unrealized gains / losses (d)
$12,389
$12,264
$12,079
$11,880
$11,882
Total assets (U.S. GAAP)
$142,177
$143,279
$143,625
$142,430
$141,048
Less:
Goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(10)

(10)

(11)

(12)

(13)

Tangible assets, including unrealized gains / losses (e)
$139,751
$140,853
$141,198
$140,002
$138,619
Less: Accumulated other comprehensive income / loss, before tax
(91)

(1,162)

(1,368)

(1,052)

(303)

Tangible assets, excluding unrealized gains / losses (f)
$139,660
$139,691
$139,830
$138,950
$138,316
Common shares outstanding (g)
750

756

766

770

785

Ratios:
Return on average tangible common equity (a) / (b)
11.6%
15.2%
9.6%
9.9%
20.6%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.87%
8.78%
8.64%
8.55%
8.59%
Tangible common equity (including unrealized gains/losses) (c) / (e)
8.91%
9.24%
9.18%
8.97%
8.71%
Tangible book value per share (c) / (g)
$16.60
$17.22
$16.93
$16.32
$15.39
For the Three Months Ended

©
Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the 4Q16 earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
December
September
June
March
December
2016
2016
2016
2016
2015
Net interest income (U.S. GAAP)
$903
$907
$902
$903
$899
Add: FTE adjustment
6

6

6

6

5

Net interest income on an FTE basis (c)
$909
$913
$908
$909
$904
Net interest income on an FTE basis (annualized) (d)
$3,616
$3,632
$3,652
$3,656
$3,587
Net interest income on an FTE basis excluding certain items
Net interest income on an FTE basis
$909
$913
$908
$909
$904
Add: Bankcard refunds
16

-

-

-

-

Adjusted net interest income on an FTE basis (e)
$925
$913
$908
$909
$904
Adjusted net interest income on an FTE basis (annualized) (f)
$3,680
$3,632
$3,652
$3,656
$3,587
Noninterest income excluding certain items
Noninterest income (U.S. GAAP) (g)
$620
$840
$599
$637
$1,104
Gain on sale of Vantiv shares
-

-

-

-

(331)

Gain on Vantiv warrant actions
(9)

-

-

-

(89)

Vantiv TRA-related transactions
-

(280)

-

-

(49)

Gain from the sale of a non-branch facility
-

(11)

-

-

-

Branch / land impairment charge
-

28

-

-

-

Valuation of 2009 Visa total return swap
(6)

12

50

(1)

10

Transfer of certain nonconforming investments under Volcker to held-for-sale
-

9

-

-

-

Vantiv warrant valuation
-
2

(19)

(47)

(21)

Gain on sale of certain branches
-

-

(11)

(8)

-

Gain on sale of the non-strategic agented bankcard loan portfolio
-

-

(11)

-

-

Gain from sales of troubled debt restructurings
-

-

-

-

-

Impairment associated with aircraft leases
-

-

-

-

-

Securities (gains) / losses
3

(4)

(6)

(3)

(1)

Adjusted noninterest income (h)
$608
$596
$602
$578
$623
Mortgage banking net revenue
65

66

75

78

74

Adjusted noninterest income, excluding mortgage banking net revenue
$543
$530
$527
$500
$549
Noninterest expense excluding certain items
Noninterest expense (U.S. GAAP) (i)
$960
$973
$983
$986
$963
Contribution for Fifth Third Foundation
(5)

(3)

-

-

(10)

Severance expense
(4)

(4)

(3)

(15)

(2)

Retirement eligibility changes
-

-

(9)

-

-

Executive retirements
-

-

-

-

-

Adjusted noninterest expense (j)
$951
$966
$971
$971
$951
Average interest-earning assets (k)
$126,548
$126,092
$126,847
$125,651
$125,843
Net interest margin (d) / (k)
2.86%
2.88%
2.88%
2.91%
2.85%
Adjusted net interest margin (f) / (k)
2.91%
2.88%
2.88%
2.91%
2.85%
Efficiency ratio (i) / [(c) + (g)]
62.8%
55.5%
65.3%
63.8%
48.0%
Adjusted efficiency ratio (j) / [(e) + (h)]
62.0%
64.0%
64.3%
65.3%
62.2%
PPNR (FTE) (c) + (g) - (i)
$569
$780
$524
$560
$1,045
Adjusted PPNR (e) + (h)  - (j)
$582
$543
$539
$516
$576
For the Three Months Ended